UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 10, 2021

SIENTRA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36709	20-5551000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 South Fairview Avenue, Suite 200

Santa Barbara, CA 93117

(Address of Principal Executive Offices and Zip Code)

Registrant’s Telephone Number, Including Area Code: (805) 562-3500

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SIEN	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On June 10, 2021, Sientra, Inc., a Delaware corporation (“Sientra”), completed the previously announced sale of its miraDry business (the “Sale”) to miraDry Acquisition Company, Inc., a Delaware corporation (“Buyer”), an entity affiliated with 1315 Capital II, LP. The Sale was made pursuant to the terms and conditions of the Asset Purchase Agreement (the “Purchase Agreement”), dated May 11, 2021, among Sientra and certain of its subsidiaries, Buyer, and, solely for purposes of Section 8.14 of the Purchase Agreement, 1315 Capital II, LP,

The total cash received by Sientra was approximately $11.3 million, subject to certain adjustments as set forth in the Purchase Agreement.

The consummation of the Sale transaction constituted a significant disposition for purposes of Item 2.01 of Form 8-K. Accordingly, the pro forma financial information required by Item 9.01 is included as Exhibit 99.1 to this Current Report on Form 8-K.

The above description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the period ending June 30, 2021.

Item 7.01. Regulation FD Disclosure.

On June 11, 2021, Sientra issued a press release announcing the events discussed in Item 2.01 above, the text of which is furnished as Exhibit 99.2 hereto and incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in this Item 7.01, including Exhibit 99.2 hereto, shall not be deemed to be incorporated by reference into Sientra’s filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits

(b) Pro Forma Financial Information.

The following financial information is included as Exhibit 99.1 to this Current Report on Form 8-K and is filed herewith and incorporated herein by reference:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2021.
•	Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2020 and the three months ended March 31, 2021.

(d) Exhibits.

Exhibit No.	Description
99.1

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2021 and Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2020 and the three months ended March 31, 2021.

99.2	Press Release, dated June 11, 2021.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SIENTRA, INC.

Date: June 16, 2021	By:	/s/ Ronald Menezes

Ronald Menezes
President and Chief Executive Officer

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